UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 2005


                                ERHC ENERGY INC.
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             (Exact name of registrant as specified in its charter)


       Colorado                     000-17325                   88-0218499
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      (State of                    (Commission                (IRS Employer
     organization)                 File Number)             Identification No.)


5444 Westheimer Road, Suite 1570, Houston, TX                    77056
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(Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number, including area code: (713) 626-4700


Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.

On November 4, 2005, Pannell Kerr Forster of Texas, P.C. ("PKF") notified ERHC Energy Inc. (the "Company") that it resigned as the Company's independent auditor effective immediately.

PKF's report on the financial statements for the fiscal years ended September 30, 2004 and 2003, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee of the Company's Board of Directors was informed of, but did not recommend or approve, PKF's resignation.

During the Company's fiscal years September 30, 2004 and 2003, and the subsequent interim periods preceding PKF's resignation, there were no disagreements between the Company and PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PKF's satisfaction, would have caused PKF to make reference to the subject matter of the disagreement in connection with their report.

The Company provided PKF with a copy of the foregoing disclosures. Attached as
Exhibit 16.1 is a copy of PKF's letter regarding the change in certifying accountant.

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Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following items are filed as exhibits to this report:

      16.1 Letter of Pannell Kerr Forster of Texas, P.C. regarding change in certifying accountant.

      99.1  Press Release, issued by ERHC Energy Inc. on November 10, 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ERHC ENERGY INC.


Dated: November 10, 2005                   By:          /s/ ALI MEMON
                                               ---------------------------------
                                                          Ali Memon
                                                   Chief Executive Officer

List of Exhibits
----------------

16.1 Letter of Pannell Kerr Forster of Texas, P.C. regarding change in certifying accountant.

99.1  Press Release, issued by ERHC Energy Inc. on November 10, 2005.